ADVANCED SERIES TRUST

AMENDMENT NO. 4 TO MANAGEMENT AGREEMENT

Amendment No. 4 to Management Agreement made this 4th day of December, 2019, by and between Advanced Series Trust (AST), on behalf of each series listed on Schedule A hereto (collectively, the Portfolios) and PGIM Investments LLC (PGIM Investments or the Manager).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated February 25, 2013 with AST for the Portfolios, as amended from time to time, pursuant to which PGIM Investments acts as Manager of AST; and

WHEREAS, AST and the Manager have mutually agreed to revise Schedule A of the Management Agreement in order to include the AST Bond Portfolio 2031 as a new series of AST (the New Portfolio), and whereby the New Portfolio compensates the Manager for the services provided by the Manager to the New Portfolio under the Management Agreement; and

NOW THEREFORE, the parties mutually agree as follows:

1.  The management fee rate schedule for the Portfolios appearing in Schedule A of the Management Agreement is hereby deleted in its entirety and is replaced with the attached Schedule A.

2.  The Management Agreement is unchanged in all other respects.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ADVANCED SERIES TRUST

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin
Title:   President

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin

Title:  Senior Vice President

ADVANCED SERIES TRUST Schedule “A”
Portfolio	Contractual Fee Rate
AST AQR Emerging Markets Equity Portfolio

0.9325% of average daily net assets to $300 million;
0.9225% on next $200 million of average daily net assets;
0.9125% on next $250 million of average daily net assets;
0.9025% on next $2.5 billion of average daily net assets;
0.8925% on next $2.75 billion of average daily net assets;
0.8625% on next $4 billion of average daily net assets;
0.8425% over $10 billion of average daily net assets

AST Prudential Flexible Multi-Strategy Portfolio

0.9825% of average daily net assets to $300 million;
0.9725% on next $200 million of average daily net assets;
0.9625% on next $250 million of average daily net assets;
0.9525% on next $2.5 billion of average daily net assets;
0.9425% on next $2.75 billion of average daily net assets;
0.9125% on next $4 billion of average daily net assets;
0.8925% over $10 billion of average daily net assets

AST Goldman Sachs Global Growth Allocation Portfolio

0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST PIMCO Dynamic Bond Portfolio (formerly, AST Goldman Sachs Strategic Income Portfolio)

0.7125% of average daily net assets to $300 million;
0.7025% on next $200 million of average daily net assets;
0.6925% on next $250 million of average daily net assets;
0.6825% on next $2.5 billion of average daily net assets;
0.6725% on next $2.7 billion of average daily net assets;
0.6425% on next $4.0 billion of average daily net assets;
0.6225% over $10 billion of average daily net assets

AST Legg Mason Diversified Growth Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST T. Rowe Price Diversified Real Growth Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST FQ Absolute Return Currency Portfolio

0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST Franklin Templeton K2 Global Absolute Return Portfolio

0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST Bond Portfolio 2026*

0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2027*

0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2028*

0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2029*

0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2030*

0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2031*

0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST QMA International Core Equity Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST AB Global Bond Portfolio

0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

AST Goldman Sachs Global Income Portfolio

0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

AST Managed Alternatives Portfolio	0.15% of average daily net assets
AST Neuberger Berman Long/Short Portfolio

1.04% of average daily net assets to $300 million;
1.03% on next $200 million of average daily net assets;
1.02% on next $250 million of average daily net assets;
1.01% on next $2.5 billion of average daily net assets;
1.00% on next $2.75 billion of average daily net assets;
0.97% on next $4 billion of average daily net assets;
0.95% over $10 billion of average daily net assets

AST Wellington Management Global Bond Portfolio

0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

AST American Funds Growth Allocation Portfolio

0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

AST BlackRock 60/40 Target Allocation ETF Portfolio

0.525% of average daily net assets to $300 million;
0.515% on next $200 million of average daily net assets;
0.505% on next $250 million of average daily net assets;
0.495% on next $2.5 billion of average daily net assets;
0.485% on next $2.75 billion of average daily net assets;
0.455% on next $4 billion of average daily net assets;
0.435% over $10 billion of average daily net assets

AST BlackRock 80/20 Target Allocation ETF Portfolio

0.525% of average daily net assets to $300 million;
0.515% on next $200 million of average daily net assets;
0.505% on next $250 million of average daily net assets;
0.495% on next $2.5 billion of average daily net assets;
0.485% on next $2.75 billion of average daily net assets;
0.455% on next $4 billion of average daily net assets;
0.435% over $10 billion of average daily net assets

AST BlackRock Corporate Bond Portfolio

0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% on next $2.5 billion of average daily net assets;
0.4225% on next $2.5 billion of average daily net assets;
0.4025% on next $5 billion of average daily net assets;
0.3825% over $20 billion of average daily net assets

AST PIMCO Corporate Bond Portfolio

0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% on next $2.5 billion of average daily net assets;
0.4225% on next $2.5 billion of average daily net assets;
0.4025% on next $5 billion of average daily net assets;
0.3825% over $20 billion of average daily net assets

AST Prudential Corporate Bond Portfolio**

0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% on next $2.5 billion of average daily net assets;
0.4225% on next $2.5 billion of average daily net assets;
0.4025% on next $5 billion of average daily net assets;
0.3825% over $20 billion of average daily net assets

AST T. Rowe Price Corporate Bond Portfolio

0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% on next $2.5 billion of average daily net assets;
0.4225% on next $2.5 billion of average daily net assets;
0.4025% on next $5 billion of average daily net assets;
0.3825% over $20 billion of average daily net assets

AST Western Asset Corporate Bond Portfolio

0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% on next $2.5 billion of average daily net assets;
0.4225% on next $2.5 billion of average daily net assets;
0.4025% on next $5 billion of average daily net assets;
0.3825% over $20 billion of average daily net assets

AST Dimensional Global Core Allocation Portfolio

0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

*The assets for each of the AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and AST Investment Grade Bond Portfolio are aggregated for purposes of determining the fee rate applicable to each Portfolio.

**The assets of the AST Prudential Corporate Bond Portfolio will be aggregated with the assets of the AST Multi-Sector Fixed Income Portfolio.